UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2020

Central Index Key Number of the issuing entity: 0001687374

Morgan Stanley Capital I Trust 2016-BNK2

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-05	38-4014733 38-4014734 38-7170472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 6 – Asset-Backed Securities

Item 6.02 – Change of Servicer or Trustee.

Effective as of August 26, 2020, C-III Asset Management LLC, a Delaware limited liability company (“C-III AM”) assigned substantially all of its assets to Greystone Servicing Company LLC, a Delaware limited liability company (“Greystone Servicing”). As a result, Greystone Servicing will act as special servicer under the pooling and servicing agreement for the Morgan Stanley Capital I Trust 2016-BNK2 securitization (the “BANK 2016-BNK2 PSA”) and has assumed all of the duties, responsibilities and liabilities of the special servicer under the BANK 2016-BNK2 PSA. As special servicer under the BANK 2016-BNK2 PSA, Greystone Servicing will be responsible for the servicing and administration of any mortgage loan serviced thereunder that becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the mortgage loans serviced thereunder when such mortgage loans are not specially serviced.

In addition, effective as of August 26, 2020, as a result of the aforementioned assignment of assets, Greystone Servicing will act as special servicer for the Conrad Indianapolis mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “Conrad Indianapolis Non-Serviced Loan Combination”), which are serviced under the pooling and servicing agreement for the Wells Fargo Commercial Mortgage Trust 2016-C36 securitization (the “WFCM 2016-C36 PSA” and, together with the BANK 2016-BNK2 PSA, each an “Applicable PSA”). Greystone Servicing, as the successor to C-III AM as special servicer under the WFCM 2016-C36 PSA, has assumed all of the duties, responsibilities and liabilities of the special servicer under the WFCM 2016-C36 PSA. As special servicer for the Conrad Indianapolis Non-Serviced Loan Combination, Greystone Servicing will be responsible for the servicing and administration of the Conrad Indianapolis Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Conrad Indianapolis Non-Serviced Loan Combination when it is not specially serviced. Servicing of the Conrad Indianapolis Non-Serviced Loan Combination will continue to be governed by the WFCM 2016-C36 PSA.

Certain additional information regarding Greystone Servicing is set forth below.

Greystone Servicing

Capitalized terms used in this section without definition have the meanings assigned to them in the BANK 2016-BNK2 PSA.

The principal place of business of Greystone Servicing is located at 419 Belle Air Lane, Warrenton, Virginia 20186.

Greystone Servicing, which is 100% indirectly owned by Stephen Rosenberg, provides primary and special loan servicing for third party portfolio owners, commercial mortgage backed securities trusts, government agencies , collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”).  Greystone Servicing provides primary servicing for its affiliates’ various lending platforms, governmental agencies and CLOs. Greystone Servicing has a special servicer rating of CSS2+ from Fitch Ratings Inc. and a rating of MOR CS1 from Morningstar Credit Ratings, LLC. Greystone Servicing is also on S&P Select Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked “STRONG” by S&P Global Ratings. As of July 31, 2020, Greystone

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Servicing or its predecessor company was the named special servicer for approximately 99 transactions representing approximately 1,320 first mortgage loans, with an aggregate stated principal balance of approximately $15,539,575,609.79. Of those 99 transactions, 88 are commercial mortgage-backed securities transactions representing approximately 943 first mortgage loans, with an aggregate stated principal balance of approximately $13,874,119,548.92. The remaining eleven transactions are made up of one CDO, two CLOs and eight SBL Freddie Mac securitizations. The portfolio includes multifamily, office, retail, hospitality, industrial and other types of income-producing properties, located in the United States. With respect to such transactions as of such date, Greystone Servicing or its predecessor entity was administering approximately 150 assets with a stated principal balance of approximately $3,768,911,369.70. Each of these specially serviced assets is serviced in accordance with the applicable procedures set forth in the related servicing agreement that governs the asset. Since its (including predecessors’) inception in 2002 and through July 31, 2020, Greystone Servicing has resolved or participated in the resolution of 4,555 total assets, including multifamily, office, retail, hospitality, industrial and other types of income-producing properties, with an aggregate principal balance of approximately $55,265,391,844.83.

Greystone Servicing has detailed policies and operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Greystone Servicing servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed and updated, as needed, annually. Greystone Servicing also has a formal disaster recovery and business continuity plan, which is reviewed annually. In the past three years there have not been any material changes to Greystone Servicing’s policies and procedures relating to the servicing function Greystone Servicing will perform under each Applicable PSA for assets of the same types as are included in this transaction.

Greystone Servicing will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans (as defined in the related Applicable PSA) or any Serviced Pari Passu Companion Loans (as defined in the related Applicable PSA). Greystone Servicing may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage Loans (as defined in the related Applicable PSA), or Serviced Pari Passu Companion Loans (as defined in the related Applicable PSA), or otherwise. To the extent that Greystone Servicing has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the relevant Applicable PSA and the Servicing Standard (as defined in the relevant Applicable PSA).

There are, to the current actual knowledge of Greystone Servicing, no special or unique factors of a material nature involved in special servicing the particular types of assets governed by any Applicable PSA, and Greystone Servicing’s processes and procedures for the special servicing of such assets do not materially differ from the processes and procedures employed by Greystone Servicing in connection with special servicing of commercial mortgage–backed securitization pools generally.

Greystone Servicing has not been the subject of a servicer event of default or servicer termination event in any securitization transaction involving commercial or multifamily mortgage loans in which Greystone Servicing was acting as special servicer as a result of any action or inaction of Greystone Servicing as special servicer, including as a result of Greystone Servicing’s failure to comply with the applicable servicing criteria in connection with any securitization transaction. Greystone Servicing does not believe that its financial condition will have any adverse effect on the performance of its duties under any Applicable PSA, and therefore Greystone Servicing believes its financial condition will not have a material impact on pool performance or performance of the relevant certificates.

Greystone Servicing (including its predecessors) has acted as a special servicer for commercial and multifamily mortgage loans in commercial mortgage backed securities transactions since 2002. The table below contains information on the aggregate balances as of the respective calendar year ends of the portfolio of specially serviced commercial and multifamily mortgage loans and REO properties that were serviced by Greystone Servicing and its predecessors as special servicer in commercial mortgage backed securities transactions from 2017 through July 31, 2020.

Portfolio Size – CMBS Special Servicing	2017	2018	2019	7/31/2020
Total	$9.4 billion	$7.1 billion	$3.7 billion	$3.8 billion

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Greystone Servicing may enter into one or more arrangements with the applicable directing certificateholder, holders of certificates of the controlling class or any person with the right to appoint or remove and replace the special servicer under any Applicable PSA to provide for a discount and/or revenue sharing with respect to certain of the special servicer’s compensation in consideration of, among other things, Greystone Servicing’s appointment as special servicer under the related Applicable PSA and any related Intercreditor Agreement and limitations on such person’s right to replace the special servicer.

Greystone Servicing does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances Greystone Servicing may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

Greystone Servicing occasionally engages consultants to perform property inspections on a property and its local market. It currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

From time to time, Greystone Servicing is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Greystone Servicing does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the Applicable PSAs. There are currently no legal proceedings pending against Greystone Servicing, or to which any property of Greystone Servicing is subject, that are material to the Certificateholders and Greystone Servicing has no actual knowledge of any proceedings contemplated by governmental authorities.

Except as disclosed below, Greystone Servicing is not an affiliate of the Depositor, Master Servicer, Certificate Administrator, Operating Advisor, any originator or any other material party related to the transaction.

An affiliate of Greystone Servicing is the owner and holder of Class G, Class H-1, Class H-2 and Class H Certificates. Greystone Servicing has also been appointed as the Directing Certificateholder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Date:  August 26, 2020

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